Fannie Mae 2015 Credit Supplement February 19, 2016 Exhibit 99.2

This presentation includes information about Fannie Mae, including information contained in Fannie Mae’s Annual Report on Form 10-K for the year ended December 31, 2015, the “2015 Form 10-K.” Some of the terms used in these materials are defined and discussed more fuly in the 2015 Form 10-K. These materials should be reviewed together with the 2015 Form 10-K, which is available on the “SEC Filings” page in the “Investor Relations” section of Fannie Mae’s web site at www.fanniemae.com. Some of the information in this presentation is based upon information that we received from third-party sources such as selers and servicers of mortgage loans. Although we generaly consider this information reliable, we do not independently verify al reported information. Due to rounding, amounts reported in this presentation may not add to totals indicated (or 100%). Unless otherwise indicated data labeled as “2015” is as of December 31, 2015 or for the ful year of 2015. § § § §

2 Table of Contents Home Price Growth/Decline Rates in the U.S. One Year Home Price Change as of 2015 Q4 Home Price Change From 2006 Q3 Through 2015 Q4 5 4 3 Home Prices Credit Characteristics of Single-Family Business Acquisitions Credit Risk Profile Summary of Single-Family Business Acquisitions Certain Credit Characteristics of Single-Family Business Acquisitions: 2004 - 2015 Single-Family Business Acquisitions by Loan Purpose Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Origination Year Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Certain Product Features 11 10 9 8 7 6 Credit Profile of Fannie Mae Single-Family Loans Credit Characteristics of Single-Family Conventional Guaranty Book of Business and Single-Family Real Estate Owned (REO) in Select States Seriously Delinquent Loan and REO Ending Inventory Share by Select States Single-Family Short Sales and REO Sales Prices to Unpaid Principal Balance (UPB) of Mortgage Loans 14 13 12 Geographic Credit Profile of Fannie Mae Single-Family Loans and Foreclosed Properties (REO) Single-Family Loan Workouts Re-performance Rates of Modified Single-Family Loans 16 15 Workouts of Fannie Mae Single-Family Loans Credit Loss Concentration of Single-Family Conventional Guaranty Book of Business Cumulative Default Rates of Single-Family Conventional Guaranty Book of Business by Origination Year 18 17 Additional Credit Information for Fannie Mae Single-Family Loans Multifamily Credit Profile by Loan Atributes Serious Delinquency Rates of Multifamily Book of Business Cumulative Credit Loss Rates of Multifamily Guaranty Book of Business By Acquisition Year 22 21 19-20 Credit Profile of Fannie Mae Multifamily Loans

2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 -10% -5% 0% 5% 10% 15% 10.6% 11.3% -3.6% -9.1% -4.8% -4.3% -3.5% 2.7% 4.0% 7.9% 4.4% 5.1% Fannie Mae Home Price Index * Estimate based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of January 2016. Including subsequent data may lead to materialy diferent results. **Year-to-date as of September 2015. As comparison, Fannie Mae’s index for the same period is 5.2%. Based on our home price index, we estimate that home prices on a national basis increased by 5.1% in 2015, folowing increases of 4.4% in 2014 and 7.9% in 2013. Despite the recent increases in home prices, we estimate that, through December 31, 2015, home prices on a national basis remained 6.0% below their peak in the third quarter of 2006. Our home price estimates are based on preliminary data and are subject to change as additional data become available. 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 5.3%4.5%10.8%6.5%-3.9%-4.1%-3.8%-12.0%-5.4%1.7%13.5%13.6% S&P/Case-Shiler Index Home Price Growth/Decline Rates in the U.S. 3 * **

4 MI 7.4% 2.4% FL 8.9% 5.6% SC 3.9% 1.2% NC 3.9% 2.5% LA 3.4% 0.9% OR 10.2% 1.7% CA 8.7% 19.7% CO 11.2% 2.8% IL 3.5% 4.0% IN 3.0% 1.2%KS 3.1% 0.5% KY4.0% 0.6% ME 3.1% 0.3% MN 4.2% 2.0% MO 3.3% 1.3% MS 1.2% 0.4% MT 3.5% 0.3% NE 4.8% 0.4% NM 1.6% 0.5% NY 3.3% 5.4% OH 3.4% 2.0% OK 2.7% 0.7% AL 3.0% 1.0% SD 3.7% 0.2% TN 4.9% 1.3% VA 1.6% 3.5% WI 3.7% 1.8% WV 1.6% 0.2% WY 2.0% 0.2% AZ 7.8% 2.5% AR 1.9% 0.5% GA 6.6% 2.6% ID 7.2% 0.5% ND 5.2% 0.1% NV 8.2% 1.0% TX 5.4% 5.8% UT 7.1% 1.2% WA 9.3% 3.5% IA 3.7% 0.7% PA 2.0% 3.0% Example State: FL Growth Rate: 8.9% UPB %**: 5.6% United States: 5.1% One Year Home Price Change as of 2015 Q4* *Source: Fannie Mae. Home price estimates are based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of January 2016. UPB estimates are based on data available through the end of December 2015. Including subsequent data may lead to materialy diferent results. ** “UPB %” refers to unpaid principal balance of loans on properties in the applicable state as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae has access to loan-level information. AK 0.3% 0.2% CT DC DE MA MD NH NJ RI VT 0.2% 0.3% 3.9% 0.5% 2.7% 3.0% 0.4% 0.4% 1.3% 0.5% 5.6% 2.1% 4.0% 2.6% 4.7% 2.8% 5.9% 0.0% State Growth Rate 0 to 5% 5-10% 10% and Above HI 4.7% 0.8% Growth Rate UPB %**

SC -1.8% 1.2% NC 0.2% 2.5% MI -11.2% 2.4% LA 12.8% 0.9% FL -28.7% 5.6% IL -15.2% 4.0%NV-33.2% 1.0% AZ -27.0% 2.5% CA -16.5% 19.7% VA -11.9% 3.5% ND 51.0% 0.1% SD 19.6% 0.2% CO 20.3% 2.8% TX 24.2% 5.8% IA 10.4% 0.7% MT 11.1% 0.3% WY 13.7% 0.2% NE 11.3% 0.4% OK 13.2% 0.7% GA -8.4% 2.6% ID -6.8% 0.5% ME -4.3% 0.3% MN -7.3% 2.0% OH -5.1% 2.0% NM -8.0% 0.5% OR -1.0% 1.7% MS -3.0% 0.4% NY -4.0% 5.4% MO -2.1% 1.3% WA -2.3% 3.5% WI -3.9% 1.8% AL -2.6% 1.0% AR 1.3% 0.5% IN 3.3% 1.2%KS 7.7% 0.5% KY6.0% 0.6% PA 0.4% 3.0% TN 3.7% 1.3% UT 7.6% 1.2% WV 3.1% 0.2% Example State: FL Growth Rate : -28.7% UPB %**: 5.6% United States: -6.0% Home Price Change From 2006 Q3 Through 2015 Q4* *Source: Fannie Mae. Home price estimates are based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of January 2016. UPB estimates are based on data available through the end of December 2015. Including subsequent data may lead to materialy diferent results. ** “UPB %” refers to unpaid principal balance of loans on properties in the applicable state as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae has access to loan-level information. Note: Home prices on a national basis reached a peak in the third quarter of 2006. 5 AK 8.8% 0.2% HI0.9% 0.8% CT DC DE MA MD NH NJ RI VT 0.2% 0.3% 3.9% 0.5% 2.7% 3.0% 0.4% 0.4% 1.3% -7.3% -22.9% -20.6% -11.4% -19.7% -4.0% -13.8% 29.7% -19.8% State Growth Rate Below -30% -30% to -15% -15% to -5% -5% to 0% 0% to 5% 5% and Above Growth Rate UPB %**

Ful Year 2015 Single-Family Acquisitions Excl. Refi Plus Q4 2015 Single-Family Acquisitions Excl. Refi Plus Q3 2015 Single-Family Acquisitions Excl. Refi Plus Q2 2015 Single-Family Acquisitions Excl. Refi Plus Q1 2015 Single-Family Acquisitions Excl. Refi Plus Ful Year 2014 Single-Family Acquisitions Excl. Refi Plus Unpaid Principal Balance (UPB) ($B) Weighted Average Origination Note Rate 3.97% $441.0 3.98% $471.4 4.04% $99.7 4.04% $105.6 4.04% $117.6 4.05% $124.5 3.86% $118.9 3.87% $128.1 3.97% $104.9 3.98% $113.2 4.28% $324.8 4.31% $369.8 Single-Family Acquisitions 5.2% 8.0% 20.6% <= 60% 60.01% to 70% 70.01% to 80% 80.01% to 90% 90.01% to 100% > 100% Weighted Average Origination LTV Ratio 74.8% 0.0% 15.2% 12.3% 41.3% 13.6% 17.5% 74.8% 0.8% 14.9% 12.5% 40.0% 13.7% 18.2% 75.4% 0.0% 16.3% 13.0% 40.8% 13.0% 16.9% 75.3% 0.7% 15.9% 13.1% 39.7% 13.1% 17.5% 75.7% 0.0% 16.9% 12.7% 41.3% 12.5% 16.6% 75.6% 0.7% 16.6% 12.8% 40.1% 12.6% 17.1% 74.0% 0.0% 14.1% 11.6% 41.2% 14.3% 18.8% 74.0% 0.8% 13.8% 11.8% 39.7% 14.4% 19.6% 74.2% 0.0% 13.4% 12.2% 42.0% 14.6% 17.8% 74.2% 0.9% 13.2% 12.4% 40.4% 14.6% 18.5% 76.1% 0.0% 16.5% 12.7% 43.5% 12.1% 15.1% 76.6% 2.2% 16.2% 13.1% 40.4% 12.2% 15.9% Origination Loan-to-Value (LTV) Ratio < 620 620 to < 660 660 to < 700 700 to < 740 >=740 Weighted Average FICO Credit Score 750 63.5% 20.5% 11.7% 4.2% 0.0% 748 62.1% 20.4% 12.1% 4.7% 0.6% 748 61.2% 21.3% 12.6% 4.8% 0.0% 746 59.9% 21.2% 13.0% 5.3% 0.6% 749 62.4% 20.8% 12.2% 4.5% 0.0% 747 61.1% 20.7% 12.6% 5.0% 0.6% 753 65.8% 19.8% 10.6% 3.7% 0.0% 750 64.3% 19.7% 11.1% 4.3% 0.6% 751 64.3% 20.3% 11.4% 4.0% 0.0% 748 62.7% 20.1% 11.8% 4.6% 0.7% 748 61.7% 21.2% 12.6% 4.4% 0.0% 744 58.9% 21.0% 13.4% 5.4% 1.2% FICO Credit Scores Credit Characteristics of Single-Family Business Acquisitions Fixed rate Adjustable-rate Alt-A Interest Only Investor Condo/Co-op Refinance 51.6% 10.0% 7.2% 0.0% 0.0% 2.6% 97.4% 54.7% 10.0% 7.8% 0.0% 0.4% 2.5% 97.5% 46.7% 10.0% 6.8% 0.0% 0.0% 2.9% 97.1% 49.7% 9.9% 7.4% 0.0% 0.4% 2.8% 97.2% 42.9% 10.1% 7.2% 0.0% 0.0% 2.6% 97.4% 46.1% 10.0% 7.7% 0.0% 0.3% 2.5% 97.5% 56.6% 10.4% 7.0% 0.0% 0.0% 2.0% 98.0% 59.7% 10.3% 7.7% 0.0% 0.4% 1.9% 98.1% 60.2% 9.6% 7.7% 0.0% 0.0% 2.9% 97.1% 63.2% 9.6% 8.4% 0.0% 0.5% 2.8% 97.2% 41.1% 10.3% 7.7% 0.0% 0.0% 5.1% 94.9% 48.3% 10.3% 9.0% 0.0% 0.9% 4.7% 95.3% Certain Characteristics Purchase Cash-out refinance Other refinance 31.7% 19.9% 48.4% 36.1% 18.6% 45.3% 26.2% 20.5% 53.3% 30.4% 19.3% 50.3% 23.6% 19.3% 57.1% 27.9% 18.2% 53.9% 37.0% 19.5% 43.4% 41.6% 18.1% 40.3% 40.0% 20.3% 39.8% 44.4% 18.8% 36.8% 22.8% 18.3% 58.9% 32.2% 16.1% 51.7% Loan Purpose Percentage calculated based on unpaid principal balance of loans at time of acquisition. Single-family business acquisitions refer to single-family mortgage loans we acquire through purchase or securitization transactions. Single-family business acquisitions for the applicable period excluding loans acquired under our Refi Plus initiative, which includes the Home Afordable Refinance Program ® (“HARP ®”). Our Refi Plus initiative provides expanded refinance opportunities for eligible Fannie Mae borowers, and may involve the refinance of existing Fannie Mae loans with high loan-to-value ratios, including loans with loan-to-value ratios in excess of 100%. FICO credit score is as of loan origination, as reported by the seler of the mortgage loan. Newly originated Alt-A loans for the applicable periods consist of the refinance of existing loans under our Refi Plus initiative. For a description of our Alt-A loan classification criteria, refer to Fannie Mae’s 2015 Form 10-K. Single-Family Acquisitions 4.9% 6.9% 24.8% Single-Family Acquisitions 4.7% 6.7% 25.6% Single-Family Acquisitions 5.3% 7.7% 21.2% Single-Family Acquisitions 5.3% 7.2% 21.0% Single-Family Acquisitions California Texas Florida 5.0% 7.2% 23.0% (1) (2) (3) (4) 6 Acquisition Period (4) (2) (2) (2) (2) (2) (2) (3) (1) Top 3 Geographic Concentrations

Percentage calculated based on unpaid principal balance of loans at time of acquisition. Single-family business acquisitions refer to single-family mortgage loans we acquire through purchase or securitization transactions. FICO credit score is as of loan origination, as reported by the seler of the mortgage loan. FICO credit scores below 620 primarily consist of the refinance of existing loans under our Refi Plus initiative, which includes the Home Afordable Refinance Program (“HARP”). Our Refi Plus initiative provides expanded refinance opportunities for eligible Fannie Mae borowers, and may involve the refinance of existing Fannie Mae loans with high loan-to-value ratios, including loans with loan-to-value ratios in excess of 100%. Single-family business acquisitions for the applicable period excluding loans acquired under our Refi Plus initiative, which includes HARP. <= 60% 60.01% to 80% 80.01% to 100% > 100% Total >=740 660 to < 740 620 to < 660 < 620 Total 100.0% 0.6% 4.7% 32.5% 62.1% 0.8% 0.1% 0.1% 0.3% 0.2% 27.4% 0.2% 1.2% 10.4% 15.6% 53.7% 0.2% 2.6% 17.1% 33.6% 18.2% 0.1% 0.8% 4.6% 12.6% <= 60% 60.01% to 80% 80.01% to 100% > 100% Total >=740 660 to < 740 620 to < 660 <620 Total -1.4% -0.2% -0.2% -0.6% -0.5% -1.9% -0.2% -0.3% -1.1% -0.3% 1.1% -0.2% -0.2% -0.3% 1.7% 2.3% -0.1% 0.0% 0.2% 2.2% 0.0% -0.6% -0.7% -1.9% 3.2% <= 60% 60.01% to 80% 80.01% to 100% > 100% Total >=740 660 to < 740 620 to < 660 < 620 Total 100.0% 1.2% 5.4% 34.4% 58.9% 2.2% 0.2% 0.3% 0.9% 0.7% 29.3% 0.4% 1.4% 11.6% 16.0% 52.6% 0.4% 2.8% 17.4% 31.9% 15.9% 0.2% 0.9% 4.5% 10.3% <= 60% 60.01% to 80% 80.01% to 95% >95% Total >=740 660 to < 740 620 to < 660 Total 100.0% 4.2% 32.2% 63.5% 1.6% 0.1% 0.8% 0.7% 25.9% 0.9% 9.6% 15.4% 54.9% 2.5% 17.5% 34.9% 17.5% 0.7% 4.3% 12.5% <= 60% 60.01% to 80% 80.01% to 95% >95% Total >=740 660 to < 740 620 to < 660 Total 100.0% 4.4% 33.8% 61.7% 0.9% 0.0% 0.4% 0.4% 28.4% 1.0% 11.1% 16.4% 55.6% 2.7% 18.2% 34.6% 15.1% 0.7% 4.1% 10.3% Credit Profile for Single-Family Acquisitions (Excluding Refi Plus) FIC O Cr ed it S co re FIC O Cr ed it S co re FIC O Cr ed it S co re FIC O Cr ed it S co re FIC O Cr ed it S co re FIC O Cr ed it S co re 7 <= 60% 60.01% to 80% 80.01% to 95% >95% Total >=740 660 to < 740 620 to < 660 Total 0.8% 0.1% 0.4% 0.3% -2.5% -0.1% -1.5% -1.0% -0.6% -0.2% -0.8% 0.3% 2.4% 0.0% 0.3% 2.1% 0.0% -0.2% -1.6% 1.7% (1) (2) (3) Credit Profile for Single-Family Acquisitions Credit Risk Profile Summary of Single-Family Business Acquisitions 2015 2015 2014 2014 Change in Acquisitions Profile Change in Acquisitions Profile Origination LTV Ratio Origination LTV Ratio Origination LTV Ratio Origination LTV Ratio Origination LTV Ratio Origination LTV Ratio (2) (2) (2) (2) (2) (2) (3) (1)

2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 40% 60% 80% 100% Or igin ati on LT V R ati o 0% 5% 10% 15% 20% % of Sin gle -Fa mi ly B us ine ss Ac qu isit ion s Origination Loan-to-Value (OLTV) Ratio 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 660 680 700 720 740 760 780 FIC O Cr ed it S co re 0% 5% 10% 15% 20% % of Sin gle -Fa mi ly B us ine ss Ac qu isit ion s FICO Credit Score 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 0% 20% 40% 60% 80% 100% % of Sin gle -Fa mi ly B us ine ss Ac qu isit ion s Share of Single-Family Business Acquisitions: Fixed Rate Product 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 0% 20% 40% 60% 80% 100% % of Sin gle -Fa mi ly B us ine ss Ac qu isit ion s Share of Single-Family Business Acquisitions: Loan Purpose - Purchase Product Feature Weighted Average Origination LTV Ratio Origination LTV > 90% Weighted Average FICO Credit Score FICO Credit Score < 620 Percentage calculated based on unpaid principal balance of loans at time of acquisition. Single-family business acquisitions refer to single-family mortgage loans we acquire through purchase or securitization transactions. FICO credit score is as of loan origination, as reported by the seler of the mortgage loan. Loans acquired after 2009 with FICO credit scores below 620 primarily consist of the refinance of existing loans under our Refi Plus initiative, which includes HARP. Certain Credit Characteristics of Single-Family Business Acquisitions: 2004 - 2015 8 (1) (2) . (2) (1)

2009 2010 2011 2012 2013 2014 2015 0% 20% 40% 60% 80% 100% % of Sin gle -Fa mi ly B us ine ss Ac qu isit ion s 2%4% 4% 6%14% 16%10%10% 6% 9%9%14%14% 7% 48%36% 48% 55%52%54% 69% 45%52% 30% 21%24%23%20% Single-Family Business Acquisitions by Loan Purpose HARP Acquisitions Refi Plus Acquisitions (Excluding HARP) Refinance Acquisitions (Excluding Refi Plus) Purchase Acquisitions 2009 HARP Refi Plus (Excluding HARP) 2010 HARP Refi Plus (Excluding HARP) 2011 HARP Refi Plus (Excluding HARP) 2012 HARP Refi Plus (Excluding HARP) 2013 HARP Refi Plus (Excluding HARP) 2014 HARP Refi Plus (Excluding HARP) 2015 HARP Refi Plus (Excluding HARP) Unpaid Principal Balance (UPB) ($B) Weighted Average Origination Note Rate 4.85% $44.7 5.05% $27.9 4.68% $80.5 5.00% $59.0 4.44% $81.2 4.78% $55.6 3.89% $73.8 4.14% $129.9 3.80% $64.4 4.04% $99.5 4.39% $23.5 4.62% $21.5 4.08% $19.2 4.23% $11.2 Credit Characteristics of Single-Family Business Acquisitions Under the Refi Plus Initiative Our Refi Plus initiative, which started in April 2009, includes the Home Afordable Refinance Program (“HARP”). Our Refi Plus initiative provides expanded refinance opportunities for eligible Fannie Mae borowers, and may involve the refinance of existing Fannie Mae loans with high loan-to-value ratios, including loans with loan-to-value ratios in excess of 100%. FICO credit score is as of loan origination, as reported by the seler of the mortgage loan. 9 <=80% 80.01% to 105% 105.01% to 125% >125% Weighted Average Origination LTV Ratio 63.3% 0.0% 0.0% 0.0% 100.0% 90.7% 0.0% 0.9% 99.1% 0.0% 62.3% 0.0% 0.0% 0.0% 100.0% 92.2% 0.0% 5.6% 94.4% 0.0% 60.2% 0.0% 0.0% 0.0% 100.0% 94.3% 0.0% 11.9% 88.1% 0.0% 61.1% 0.0% 0.0% 0.0% 100.0% 111.0% 20.7% 22.1% 57.2% 0.0% 60.2% 0.0% 0.0% 0.0% 100.0% 109.8% 20.1% 21.5% 58.4% 0.0% 61.3% 0.0% 0.0% 0.0% 100.0% 101.5% 9.9% 16.9% 73.3% 0.0% 60.4% 0.0% 0.0% 0.0% 100.0% 98.4% 7.0% 15.0% 78.0% 0.0% Origination LTV Ratio < 620 620 to < 660 660 to < 740 >=740 Weighted Average FICO Credit Score 762 74.5% 23.0% 1.7% 0.8% 749 64.4% 31.9% 2.5% 1.2% 760 72.3% 23.9% 2.4% 1.4% 746 61.2% 33.1% 3.6% 2.0% 758 70.0% 25.6% 2.8% 1.7% 746 61.5% 32.6% 3.8% 2.1% 753 66.9% 26.0% 4.2% 2.9% 738 56.6% 33.8% 6.0% 3.7% 737 55.8% 31.9% 6.9% 5.3% 722 45.1% 38.7% 9.5% 6.7% 717 43.0% 36.5% 11.2% 9.3% 704 33.9% 41.0% 14.5% 10.6% 722 46.3% 34.4% 10.5% 8.8% 706 34.8% 41.1% 14.6% 9.5% FICO Credit Scores (1) (2) Acquisition Year (1) (2)

Overal Book Origination Year 2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 andEarlier Unpaid Principal Balance (UPB) ($B) Share of Single-Family Conventional Guaranty Book Average Unpaid Principal Balance Serious Delinquency Rate Weighted Average Origination LTV Ratio Origination LTV Ratio > 90% Weighted Average Mark-to-Market LTV Ratio Mark-to-Market LTV Ratio > 100% and <= 125% Mark-to-Market LTV Ratio > 125% Weighted Average FICO Credit Score FICO < 620 Interest Only Negative Amortizing Fixed-rate Primary Residence Condo/Co-op Credit Enhanced Cumulative Default Rate n/a 18.2% 9.4% 88.0% 92.9% 0.1% 2.1% 2.3% 744 0.8% 2.5% 61.7% 16.3% 74.9% 1.55% $160,741 100.0% $2,774.5 n/a 12.1% 9.2% 88.9% 72.9% 1.3% 9.7% 8.2% 703 2.0% 6.1% 59.4% 11.6% 73.6% 4.26% $88,823 10.7% $296.0 14.4% 30.1% 9.4% 90.2% 62.7% 0.0% 19.5% 11.6% 691 7.1% 17.5% 84.7% 20.9% 78.4% 9.73% $160,016 3.4% $95.1 4.8% 24.4% 10.7% 87.8% 72.7% 0.0% 8.5% 6.2% 713 1.3% 6.2% 68.8% 12.5% 74.8% 5.84% $142,990 1.9% $51.3 0.7% 5.2% 8.7% 90.7% 97.3% 0.0% 1.1% 0.8% 753 0.0% 0.4% 54.7% 6.6% 69.7% 1.03% $147,379 4.7% $131.2 0.5% 5.9% 8.2% 89.2% 96.2% 0.0% 0.9% 0.8% 757 0.0% 0.4% 52.7% 10.4% 71.2% 0.62% $151,561 6.7% $186.6 0.3% 8.3% 8.5% 87.2% 95.4% 0.0% 0.5% 0.8% 757 0.0% 0.3% 51.1% 12.5% 71.3% 0.44% $152,985 8.1% $223.9 0.3% 13.0% 8.9% 88.7% 97.7% 0.0% 0.3% 1.1% 759 0.6% 2.1% 55.6% 19.0% 76.4% 0.31% $183,593 20.7% $573.4 0.2% 19.6% 10.2% 86.2% 97.7% 0.0% 0.2% 1.7% 750 0.7% 2.3% 61.4% 20.5% 76.7% 0.34% $181,262 18.1% $501.7 0.0% 35.2% 9.9% 86.7% 95.9% 0.0% 0.0% 1.3% 743 0.3% 1.0% 69.3% 19.5% 77.0% 0.24% $189,742 11.0% $303.9 0.0% 27.0% 9.9% 88.3% 97.8% 0.0% 0.0% 0.6% 748 0.1% 0.5% 72.3% 15.9% 74.9% 0.03% $216,808 14.8% $411.4 Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Origination Year Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of December 31, 2015. FICO credit score is as of loan origination, as reported by the seler of the mortgage loan. Loans acquired after 2009 with FICO credit scores below 620 primarily consist of the refinance of existing loans under our Refi Plus initiative, which includes HARP. Unpaid principal balance of al loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae has access to loan-level information. Defaults include loan foreclosures, short sales, sales to third parties at the time of foreclosure and deeds-in-lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. For 2006 and earlier cumulative default rates, refer to slide 18. 10 (1) (2) (3) (4) . (1) (1) (2) (2) (3) (4) As of December 31, 2015

Categories Not Mutualy Exclusive Interest Only Loans Loans with FICO < 620 Loans with FICO ≥ 620 and < 660 Loans with Origination LTV Ratio > 90% Loans with FICO < 620 and Origination LTV Ratio > 90% Alt-A Loans Refi PlusIncluding HARP Unpaid Principal Balance (UPB) ($B) Share of Single-Family Conventional Guaranty Book Average Unpaid Principal Balance Serious Delinquency Rate Acquisition Years 2005-2008 Weighted Average Origination LTV Ratio Origination LTV Ratio > 90% Weighted Average Mark-to-Market LTV Ratio Mark-to-Market LTV Ratio > 100% and <= 125% Mark-to-Market LTV Ratio > 125% Weighted Average FICO Credit Score FICO < 620 Fixed-rate Primary Residence Condo/Co-op Credit Enhanced 12.3% 9.4% 84.5% 98.9% 5.0% 735 1.7% 6.2% 66.8% 39.6% 86.7% 0.0% 0.78% $153,387 17.6% $488.2 10.2% 9.7% 77.0% 65.4% 2.8% 711 4.7% 12.6% 74.3% 15.8% 78.5% 59.6% 6.53% $147,359 3.7% $102.3 54.4% 5.9% 94.2% 88.4% 100.0% 583 9.6% 21.8% 93.3% 100.0% 108.2% 30.9% 8.99% $132,927 0.7% $19.1 63.0% 9.9% 92.2% 95.8% 4.2% 729 3.2% 9.5% 86.0% 100.0% 103.7% 9.5% 2.34% $171,547 16.3% $452.5 21.5% 6.1% 93.1% 86.7% 0.0% 642 2.6% 7.1% 69.9% 23.1% 79.2% 30.3% 5.02% $133,965 5.5% $151.9 22.7% 4.7% 94.5% 83.5% 100.0% 583 4.0% 10.1% 72.6% 30.0% 81.7% 41.3% 7.89% $117,814 2.3% $63.4 13.5% 14.6% 85.7% 23.6% 1.6% 722 6.1% 17.0% 81.4% 8.1% 74.2% 81.9% 8.00% $229,241 2.1% $58.5 Loans with multiple product features are included in al applicable categories. The subtotal is calculated by counting a loan only once even if it is included in multiple categories. FICO credit score is as of loan origination, as reported by the seler of the mortgage loan. For a description of our Alt-A loan classification criteria, refer to Fannie Mae’s 2015 Form 10-K. Our Refi Plus initiative, which started in April 2009, includes the Home Afordable Refinance Program (“HARP”). Our Refi Plus initiative provides expanded refinance opportunities for eligible Fannie Mae borowers, and may involve the refinance of existing Fannie Mae loans with high loan-to-value ratios, including loans with loan-to-value ratios in excess of 100%. Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of December 31, 2015. Unpaid principal balance of al loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae had access to loan-level information. 11 Subtotal of Certain Product Features 32.3% 8.8% 89.4% 89.8% 6.6% 719 2.0% 6.3% 72.0% 46.9% 85.6% 17.4% 2.81% $152,030 34.8% $965.6 Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Certain Product Features (1) (2) (3) (4) (5) (6) . (1) (2) (3) (2) (2) (4) (5) (5) (6) As of December 31, 2015 (2) (2) (1)

Unpaid Principal Balance (UPB) ($B) Share of Single-Family Conventional Guaranty Book Weighted Average Mark- to-Market LTV Ratio Mark-to- Market LTV > 100% Seriously Delinquent Loan Share Serious Delinquency Rate Q4 2015 Acquisitions (# of properties) Q4 2015 Dispositions (# of properties) REO Ending Inventory as of 12/31/15 Average Days to Foreclosure % of 2015 Credit Losses California Texas Florida New York Ilinois New Jersey Washington Virginia Pennsylvania Massachusets 1.9% 3.4% 0.9% 1.2% 21.6% 7.8% 16.4% 20.8% 0.3% 1.4% 1,266 979 568 931 1,639 917 1,644 1,442 701 738 1,351 2,515 1,133 1,082 4,366 5,028 2,814 9,075 1,065 2,318 279 922 341 399 859 1,803 567 4,461 500 714 359 803 411 307 1,068 1,169 771 2,553 448 680 1.89% 2.03% 0.93% 0.96% 4.87% 1.88% 3.55% 2.86% 0.75% 0.58% 3.0% 4.7% 1.8% 1.9% 10.1% 5.4% 10.5% 11.8% 3.2% 5.2% 1.2% 2.4% 2.7% 1.5% 7.1% 7.1% 3.2% 11.3% 0.1% 2.1% 58.7% 65.3% 64.0% 60.0% 67.0% 68.8% 57.5% 68.2% 59.1% 52.4% 3.0% 3.0% 3.5% 3.5% 3.9% 4.0% 5.4% 5.6% 5.8% 19.7% $82.4 $83.9 $97.0 $98.2 $108.1 $110.6 $149.9 $154.3 $161.4 $546.4 Midwest Northeast Southeast Southwest West 5.9% 2.8% 29.6% 48.0% 13.7% 974 632 1,084 1,335 701 6,224 4,916 19,036 13,770 13,307 1,952 1,994 8,030 3,534 4,945 1,657 2,044 5,628 3,699 3,722 0.78% 0.90% 1.83% 3.02% 1.36% 10.8% 10.8% 28.0% 33.7% 16.7% 2.3% 1.5% 5.1% 3.8% 3.5% 55.1% 61.9% 65.9% 62.5% 66.6% 28.0% 16.6% 22.0% 18.6% 14.8% $777.7 $459.4 $609.2 $516.3 $411.9 Regions Based on the unpaid principal balance (UPB) of the single-family conventional guaranty book of business as of December 31, 2015. Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of December 31, 2015. “Seriously delinquent loans” refers to single-family conventional loans that are 90 days or more past due or in the foreclosure process. “Seriously delinquent loan share” refers to the percentage of our single-family seriously delinquent loan population in the applicable state or region. “Serious delinquency rate” refers to the number of single-family conventional loans that were seriously delinquent in the applicable state or region, divided by the number of loans in our single-family conventional guaranty book of business in that state or region. Measured from the borowers’ last paid instalment on their mortgages to when the related properties were added to our REO inventory for foreclosures completed in 2015. Home Equity Conversion Mortgages (HECMs) insured by HUD are excluded from this calculation. Expressed as a percentage of credit losses for the single-family guaranty book of business. Credit losses consist of (a) charge-ofs, net of recoveries and (b) foreclosed property expense (income), adjusted to exclude the impact of fair value losses resulting from credit-impaired loans acquired from MBS trusts. Includes the impact of credit losses associated with our redesignation in 2015 from held for investment to held for sale of certain nonperforming single-family loans expected to be sold in the foreseeable future. Also includes the impact of our approach to adopting the charge-of provisions of the Federal Housing Finance Agency’s Advisory Buletin AB 2012-02, “Framework for Adversely Classifying Loans, Other Real Estate Owned, and Other Assets and Listing Assets for Special Mention” on January 1, 2015. For information on total credit losses, refer to Fannie Mae’s 2015 Form 10-K. Select states represent the top ten states in UPB of the single-family conventional guaranty book of business as of December 31, 2015. For information on which states are included in each region, refer to Fannie Mae’s 2015 Form 10-K. 12 Credit Characteristics of Single-Family Conventional Guaranty Book of Business and Single-Family Real Estate Owned (REO) in Select States SF Conventional Guaranty Book of Business as of December 31, 2015 Seriously Delinquent Loans as of December 31, 2015 Real Estate Owned (REO) Credit Loss (1) (2) (3) (4) (5) (6) Total 100.0%99157,25320,45516,7501.55%100.0%3.3%61.7%100.0%$2,774.5 (2) (1) (2) (2) (3) (4) (6) Select States(5)

Based on states with the largest volume of seriously delinquent loans in our single-family conventional guaranty book of business as of December 31, 2015. “Seriously delinquent loan share” refers to the percentage of our single-family seriously delinquent loan population in the applicable state. Share of REO ending inventory calculated as the number of properties in the single-family REO ending inventory for the state divided by the total number of single-family properties in the REO ending inventory for the specified time period. Our single-family serious delinquency rate and the period of time that loans remain seriously delinquent continue to be negatively impacted by the length of time required to complete a foreclosure in some states. Longer foreclosure timelines result in these loans remaining in our book of business for a longer time, which has caused our serious delinquency rate to decrease more slowly in the last few years than it would have if the pace of foreclosures had been faster. 2013 Q3 2013 Q4 2014 Q1 2014 Q2 2014 Q3 2014 Q4 2015 Q1 2015 Q2 2015 Q3 2015 Q4 0K 100K 200K 300K 400K 500K SD Q Vo lum e 0% 5% 10% 15% 20% 25% 267K 448K 8.3% 10.5% 8.1% 6.0% 5.4% 19.7% 11.8% 6.1% 10.1% 5.2% Seriously Delinquent Loan Share by Select States California Florida Ilinois New Jersey New York SDQ Volume 2013 Q3 2013 Q4 2014 Q1 2014 Q2 2014 Q3 2014 Q4 2015 Q1 2015 Q2 2015 Q3 2015 Q4 0K 20K 40K 60K 80K 100K 120K RE O En din g I nv en tor y 0% 5% 10% 15% 20% 25% 57K 101K 0.9% 4.9% 1.6% 7.6% 11.1% 8.8% 18.6% 15.9% 5.1% 4.0% REO Ending Inventory Share by Select States California Florida Ilinois New Jersey New York REO Ending Inventory (1) (2) (3) . Seriously Delinquent Loan and REO Ending Inventory Share by Select States 13 (1) (2) (3)

Single-Family Short Sales and REO Sales Prices to Unpaid Principal Balance (UPB) of Mortgage Loans Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Florida California Ilinois New Jersey New York Nevada Maryland Arizona Washington Michigan 74.1% 81.9% 78.8% 69.1% 69.5% 74.1% 66.6% 66.3% 81.3% 72.3% 63.3% 80.5% 77.5% 70.6% 70.5% 73.1% 66.9% 66.8% 80.0% 72.0% 71.7% 78.5% 77.0% 70.3% 71.5% 72.8% 65.7% 64.5% 78.3% 72.7% 67.6% 76.2% 75.3% 70.0% 68.6% 73.6% 67.8% 65.5% 78.4% 69.1% 65.3% 79.3% 73.5% 71.2% 71.1% 70.4% 64.4% 64.4% 77.8% 70.2% Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 60.0% 70.0% 80.0% 90.0% 74.2% 73.8% 75.2% 76.3% 79.3% 79.7% 75.9%75.7% 79.3% 74.8% 67.9% 67.6% 68.6% 69.8% 72.4% 72.6% 69.3%69.2% 72.5% 68.5% REO Direct Sale Dispositions: Sales Prices to UPB Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 60.0% 70.0% 80.0% 90.0% 76.2% 78.6% 80.4% 80.7% 82.7% 82.4%80.4%79.7% 82.0% 78.0% 68.2% 70.6% 72.2% 72.6% 74.1% 73.8%71.7% 72.2%69.9% 73.6% Short Sales: Sales Prices to UPB Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Florida Ilinois Ohio Michigan Maryland Pennsylvania California New Jersey Georgia Washington 86.6% 78.0% 58.5% 84.3% 62.8% 69.5% 66.8% 62.9% 60.9% 77.5% 86.6% 77.5% 58.8% 83.1% 61.3% 67.3% 65.7% 63.4% 63.9% 74.8% 84.8% 78.3% 57.7% 84.0% 63.0% 67.5% 64.6% 62.7% 64.5% 73.5% 81.8% 76.8% 54.2% 81.3% 59.6% 64.9% 59.2% 55.9% 60.8% 70.8% 78.5% 75.7% 56.9% 78.5% 60.2% 61.4% 56.2% 56.1% 58.6% 69.2% Net Sales Prices to UPB Trends for Top 10 States REO Gross Sales/UPB REO Net Sales/UPB Short Sales Gross Sales/UPB Short Sales Net Sales/UPB Includes REO properties that have been sold to a third party (excluding properties that have been repurchased by the seler/servicer, acquired by a mortgage insurance company, redeemed by a borower, or sold through the FHFA Rental Pilot). Sales Prices to UPB are calculated as the sum of sales proceeds received divided by the aggregate unpaid principal balance (UPB) of the related loans. Gross sales price represents the contract sale price. Net sales price represents the contract sale price less charges/credits paid by or due to the seler or other parties at closing. The states shown had the greatest volume of properties sold in 2015 in each respective category. 14 (1) (2) (3) (1) (2) (2) (2)(3) REO Net Sales Prices to UPB Short Sales Net Sales Prices to UPB

Foreclosure Alternatives Consists of (a) modifications, which do not include trial modifications, loans to certain borowers who have received bankruptcy relief that are accounted for as troubled debt restructurings, or repayment plans or forbearances that have been initiated but not completed and (b) repayment plans and forbearances completed. Consists of (a) short sales, in which the borower, working with the servicer and Fannie Mae, sels the home prior to foreclosure for less than the amount owed to pay of the loan, accrued interest and other expenses from the sale proceeds and (b) deeds-in-lieu of foreclosure, which involve the borower’s voluntarily signing over title to the property. Q3 2013Q4 2013Q1 2014Q2 2014Q3 2014Q4 2014Q1 2015Q2 2015Q3 2015Q4 2015 5K 10K 15K 20K 25K 30K 35K 40K 45K # o f L oa ns 12K 3K 4K 3K 3K 3K 2K 2K 2K 2K 2K9K 7K 7K 5K 4K 4K 4K 4K 3K 15K 13K 10K 10K 8K 7K 6K 6K 6K 5K 15 Short Sales Deeds-in-Lieu Q3 2013Q4 2013Q1 2014Q2 2014Q3 2014Q4 2014Q1 2015Q2 2015Q3 2015Q4 2015 0K 5K 10K 15K 20K 25K 30K 35K 40K 45K # o f L oa ns 19K 22K 26K27K26K 29K 32K 36K 39K37K 1K 1K 2K2K2K 2K 2K 2K 2K 2K 40K 41K 38K 34K 31K 28K 29K 28K 24K 20K Modifications Repayment Plans and Forbearances Completed (1) (2) . Home Retention Solutions Single-Family Loan Workouts (1) (2)

Modifications reflect permanent modifications which does not include loans curently in trial modifications. Defined as total number of completed modifications for the time periods noted. 2013 Q1 2013 Q2 2013 Q3 2013 Q4 2014 Q1 2014 Q2 2014 Q3 2014 Q4 2015 Q1 2015 Q2 2015 Q3 Modifications 22,19926,21426,70025,90828,86132,01036,04439,15937,33740,35843,153 Re-performance Rates of Modified Single-Family Loans 16 (1) (2) 3 Months Post Modification 6 Months Post Modification 9 Months Post Modification 12 Months Post Modification 15 Months Post Modification 18 Months Post Modification 21 Months Post Modification 24 Months Post Modification n/a n/a n/a n/a n/a n/a n/a 76% n/a n/a n/a n/a n/a n/a 69% 77% n/a n/a n/a n/a n/a 68% 72% 79% n/a n/a n/a n/a 67% 70% 74% 80% n/a n/a n/a 67% 69% 71% 74% 79% n/a n/a 66% 67% 70% 71% 72% 79% n/a 69% 70% 71% 72% 72% 76% 83% 70% 71% 71% 72% 73% 74% 79% 84% 72% 72% 72% 72% 73% 76% 79% 83% 72% 71% 70% 71% 74% 75% 77% 83% 73% 72% 72% 74% 75% 76% 79% 86% % Current or Paid Of (1) (2)

Based on the unpaid principal balance (UPB) of the single-family conventional guaranty book of business as of December 31 for the time periods noted. Based on the single-family credit losses for the year ended December 31 for the time periods noted. Credit losses consist of (a) charge-ofs, net of recoveries and (b) foreclosed property expense (income), adjusted to exclude the impact of fair value losses resulting from credit-impaired loans acquired from MBS trusts. Does not reflect the impact of recoveries that have not been alocated to specific loans. Negative values are the result of recoveries on previously recognized credit losses. Includes the impact of credit losses associated with our redesignation in 2015 from held for investment to held for sale of certain nonperforming single-family loans expected to be sold in the foreseeable future. Also includes the impact of our approach to adopting the charge-of provisions of the Federal Housing Finance Agency’s Advisory Buletin AB 2012-02, “Framework for Adversely Classifying Loans, Other Real Estate Owned, and Other Assets and Listing Assets for Special Mention” on January 1, 2015. Loans with multiple product features are included in al applicable categories. Categories are not mutualy exclusive. FICO credit score is as of loan origination, as reported by the seler of the mortgage loan. Newly originated Alt-A loans acquired after 2008 consist of the refinance of existing loans under our Refi Plus Initiative. For a description of our Alt-A loan classification criteria, refer to Fannie Mae’s 2015 Form 10-K. For a description of our subprime loan classification criteria, refer to Fannie Mae’s 2015 Form 10-K. Select states represent the top ten states with the highest percentage of single-family credit losses for the year ended December 31, 2015. % of Single-Family Conventional Guaranty Book of Business 2015 2014 2013 2012 2011 2010 % of Single-Family Credit Losses 2015 2014 2013 2012 2011 2010 Negative Amortizing Interest Only FICO < 620 FICO 620 to < 660 Origination LTV Ratio > 90% FICO < 620 and Origination LTV Ratio > 90% Alt-A Subprime Refi Plus including HARP 7.1% 0.2% 7.6% 0.8% 9.4% 7.4% 3.5% 5.6% 0.4% 11.2% 0.2% 6.6% 0.7% 10.0% 6.7% 3.2% 4.7% 0.3% 16.5% 0.2% 5.6% 0.7% 12.8% 6.0% 2.9% 3.7% 0.3% 19.5% 0.1% 4.7% 0.7% 15.1% 5.5% 2.6% 2.9% 0.2% 19.1% 0.1% 4.2% 0.7% 15.9% 5.5% 2.5% 2.5% 0.2% 17.6% 0.1% 3.7% 0.7% 16.3% 5.5% 2.3% 2.1% 0.1% 0.1% 1.1% 33.2% 2.7% 15.9% 15.1% 8.0% 28.6% 1.9% 1.4% 0.6% 27.3% 2.2% 14.0% 14.7% 7.9% 25.8% 1.2% 3.5% 1.1% 23.7% 2.3% 16.8% 14.2% 7.8% 21.8% 0.5% 7.4% -0.2% 26.0% 2.0% 20.8% 15.7% 7.0% 18.7% 0.8% 10.4% 1.3% 17.4% 2.9% 15.3% 17.6% 12.1% 10.2% 0.9% 7.8% 1.6% 29.3% 2.7% 16.4% 18.3% 11.1% 18.0% 1.2% New Jersey Florida New York Ilinois Maryland Pennsylvania Connecticut Ohio Massachusets Nevada Al Other States 65.8% 1.1% 3.0% 2.4% 1.4% 3.0% 2.8% 4.3% 5.5% 6.6% 4.0% 66.0% 1.0% 3.1% 2.3% 1.4% 3.0% 2.9% 4.3% 5.6% 6.3% 4.0% 66.6% 1.0% 3.1% 2.2% 1.4% 3.1% 2.8% 4.2% 5.6% 6.0% 4.0% 67.3% 1.0% 3.1% 2.1% 1.4% 3.1% 2.8% 4.1% 5.6% 5.7% 4.0% 67.7% 1.0% 3.0% 2.1% 1.3% 3.0% 2.7% 4.1% 5.5% 5.6% 4.0% 68.1% 1.0% 3.0% 2.0% 1.3% 3.0% 2.7% 4.0% 5.4% 5.6% 3.9% 63.6% 6.1% 1.3% 2.2% 0.4% 0.8% 1.9% 4.3% 0.8% 17.5% 1.2% 71.0% 7.9% 1.2% 2.1% 0.3% 0.8% 0.6% 3.5% 0.6% 11.0% 0.8% 52.8% 4.8% 1.0% 3.3% 0.9% 1.6% 1.8% 9.6% 0.9% 21.4% 2.0% 36.5% 3.8% 0.8% 4.1% 1.4% 3.0% 3.1% 12.9% 1.9% 28.9% 3.7% 25.0% 1.4% 1.0% 4.2% 2.8% 4.2% 5.9% 10.9% 4.8% 32.6% 7.2% 18.1% 1.8% 1.9% 2.2% 2.3% 3.4% 3.8% 7.8% 16.4% 20.8% 21.6% Select States 17 2009 - 2015 2005 - 2008 2004 & Prior 23.0% 38.0% 39.0% 18.0% 30.4% 51.6% 13.1% 21.7% 65.3% 9.1% 14.7% 76.2% 7.3% 12.2% 80.5% 5.8% 10.1% 84.1% 11.7% 87.9% 0.4% 14.8% 82.9% 2.4% 13.1% 81.8% 5.1% 12.4% 77.6% 10.0% 12.0% 74.7% 13.3% 12.1% 77.6% 10.3% Vintage Credit Loss Concentration of Single-Family Conventional Guaranty Book of Business (1) (2) (3) (4) (5) (6) (7) (1) (2) (3) (4) (4) (4) (5) (6) (7) Certain Product Features

Yr 1-Q 1 Yr 1-Q 2 Yr 1-Q 3 Yr 1-Q 4 Yr 2-Q 1 Yr 2-Q 2 Yr 2-Q 3 Yr 2-Q 4 Yr 3-Q 1 Yr 3-Q 2 Yr 3-Q 3 Yr 3-Q 4 Yr 4-Q 1 Yr 4-Q 2 Yr 4-Q 3 Yr 4-Q 4 Yr 5-Q 1 Yr 5-Q 2 Yr 5-Q 3 Yr 5-Q 4 Yr 6-Q 1 Yr 6-Q 2 Yr 6-Q 3 Yr 6-Q 4 Yr 7-Q 1 Yr 7-Q 2 Yr 7-Q 3 Yr 7-Q 4 Yr 8-Q 1 Yr 8-Q 2 Yr 8-Q 3 Yr 8-Q 4 Yr 9-Q 1 Yr 9-Q 2 Yr 9-Q 3 Yr 9-Q 4 Yr 10 -Q 1 Yr 10 -Q 2 Yr 10 -Q 4 Yr 11 -Q 1 Yr 11 -Q 2 Yr 11 -Q 3 Yr 11 -Q 4 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% Cu mu lat ive De fau lt R ate 2007 2006 2005 2008 2011 2004 2003 20022010 20092012201320142015 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 18 Note: Defaults include loan foreclosures, short sales, sales to third parties at the time of foreclosure and deeds-in-lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. Data as of December 31, 2015 is not necessarily indicative of the ultimate performance of the loans and performance is likely to change, perhaps materialy, in future periods. Cumulative Default Rates of Single-Family Conventional Guaranty Book of Business by Origination Year Time Since Beginning of Origination Year

Loan Count UPB ($B) % of Multifamily Guaranty Book of Business % DUS ® Loans % SeriouslyDelinquent 2015 Multifamily Credit Losses ($M) 2014 Multifamily Credit Losses ($M) 2013 Multifamily Credit Losses ($M) Total Multifamily Guaranty Book of Business $52($46)($56)0.07%96%100%$211.830,064 Multifamily Credit Profile by Loan Atributes Credit Enhanced Non-Credit Enhanced $52 $0 ($11) ($35) ($33) ($23) 0.19% 0.06% 61% 98% 6% 94% $12.3 $199.5 2,402 27,662 Credit Enhanced Loans Loans maturing in 2016 Loans maturing in 2017 Loans maturing in 2018 Loans maturing in 2019 Loans maturing in 2020 Other maturities ($11) $7 ($3) $0 $42 $17 ($34) $2 $1 ($4) ($19) $8 ($32) ($1) ($2) $0 ($15) ($6) 0.06% 0.07% 0.01% 0.08% 0.21% 0.23% 97% 97% 98% 96% 79% 86% 69% 8% 9% 7% 6% 2% $145.9 $16.6 $18.3 $13.8 $12.6 $4.5 18,791 2,618 2,383 2,438 2,674 1,160 Maturity Dates Less than or equal to 70% Greater than 70% and less than or equal to 80% Greater than 80% $10 $18 $24 $3 ($38) ($11) $2 ($34) ($24) 0.40% 0.10% 0.03% 92% 99% 93% 3% 44% 54% $5.5 $92.2 $114.0 1,669 9,482 18,913 Origination LTV Ratio Less than or equal to $750K Greater than $750K and less than or equal to $3M Greater than $3M and less than or equal to $5M Greater than $5M and less than or equal to $25M Greater than $25M $29 ($18) $2 $33 $7 ($9) ($53) ($9) $19 $5 ($15) ($60) $9 $9 $1 0.00% 0.07% 0.30% 0.25% 0.20% 98% 98% 91% 79% 22% 42% 43% 7% 7% 1% $89.7 $91.0 $15.0 $14.5 $1.6 1,801 8,599 4,114 9,406 6,144 Loan Size Distribution 19 (1) (2) (3) (4) (5) (6) Represents the percentage of loans for a given category (row) comprised of DUS loans, measured by unpaid principal balance. Multifamily loans are classified as seriously delinquent when payment is 60 days or more past due. Dolar amount of multifamily credit-related losses/(gains) for the applicable period and category. Total credit losses for each period may not tie to sum of al categories due to rounding. Weighted average origination loan-to-value ratio is 66% as of December 31, 2015. Under the Delegated Underwriting and Servicing, or DUS, program, Fannie Mae acquires individual, newly originated mortgages from specialy approved DUS lenders using DUS underwriting standards and/or DUS loan documents. Because DUS lenders generaly share the risk of loss with Fannie Mae, they are able to originate, underwrite, close and service most loans without our pre-review. Multifamily loans with an original unpaid balance of up to $3 milion nationwide or up to $5 milion in high cost markets. DUS - Smal Balance Loans DUS - Non Smal Balance Loans Total $32 $29 $3 ($57) ($67) $11 ($54) ($57) $3 0.06% 0.05% 0.21% 100% 100% 100% 96% 89% 7% $202.5 $187.6 $14.9 21,413 13,440 7,973 Delegated Underwriting and Servicing (DUS) Loans Non-DUS - Smal Balance Loans Non-DUS - Non Smal Balance Loans Total $20 ($3) $23 $11 $0 $11 ($2) ($5) $2 0.21% 0.00% 0.37% 0% 0% 0% 4% 2% 3% $9.2 $3.8 $5.4 8,651 341 8,310 Non-Delegated Underwriting and Servicing (Non-DUS) Loans (1) (3) (3) (4) (5) (6) (6) (3) (2) As of December 31, 2015

UPB ($B) % of Multifamily Guaranty Book of Business % DUS Loans % SeriouslyDelinquent 2015 Multifamily Credit Losses ($M) 2014 Multifamily Credit Losses ($M) 2013 Multifamily Credit Losses ($M) Total Multifamily Guaranty Book of Business $52($46)($56)0.07%96%100%$211.8 Multifamily Credit Profile by Loan Atributes (cont.) California Texas New York Florida Washington $1 $11 $1 ($8) $4 $0 ($8) $2 ($33) ($2) $1 ($3) $1 ($6) $0 0.02% 0.05% 0.06% 0.01% 0.01% 97% 99% 81% 99% 94% 4% 6% 10% 11% 23% $8.0 $12.4 $20.2 $23.7 $48.0 Select States Privately Owned with Subsidy ($8)($4)($4)0.14%98%14%$29.3 Targeted Afordable Segment DUS: Bank (Direct, Owned Entity, or Subsidiary) DUS: Non-Bank Financial Institution Non-DUS: Bank (Direct, Owned Entity, or Subsidiary) Non-DUS: Non-Bank Financial Institution Non-DUS: Public Agency/Non Profit $0 $5 $2 $39 $6 $0 $6 $2 ($25) ($28) $0 $0 $0 ($12) ($45) 0.00% 0.00% 0.22% 0.10% 0.02% 0% 0% 0% 100% 95% 0% 0% 2% 58% 40% $0.1 $0.3 $4.5 $122.9 $83.9 DUS & Non-DUS Lenders/Servicers Represents the percentage of loans for a given category (row) comprised of DUS loans, measured by unpaid principal balance. Multifamily loans are classified as seriously delinquent when payment is 60 days or more past due. Dolar amount of multifamily credit-related losses/(gains) for the applicable period and category. Total credit losses for each period wil not tie to sum of al categories due to rounding. The Multifamily Afordable Business Channel focuses on financing properties that are under an agreement that provides long-term afordability, such as properties with rent subsidies or income restrictions. See htps:/www.fanniemae.com/multifamily/index for detailed definitions. 20 2015 2014 2013 2012 2011 2010 2009 2008 2007 Prior to 2007 $17 $50 ($6) ($14) $7 ($1) $0 $0 $0 $0 ($25) ($17) ($4) ($3) $2 $0 $0 $0 $0 $0 ($24) ($17) ($20) $4 ($1) $2 $0 $0 $0 $0 0.26% 0.26% 0.18% 0.02% 0.09% 0.10% 0.01% 0.00% 0.01% 0.00% 94% 69% 92% 97% 96% 97% 97% 98% 99% 100% 10% 6% 5% 6% 6% 9% 13% 12% 13% 20% $21.5 $12.6 $10.5 $12.5 $12.9 $18.8 $27.4 $25.4 $28.0 $42.1 By Acquisition Year Midwest Northeast Southeast Southwest West $87 ($16) $6 ($4) ($20) ($4) ($21) ($22) $4 ($3) ($31) ($11) ($19) $4 $1 0.02% 0.05% 0.11% 0.07% 0.18% 95% 99% 99% 88% 97% 30% 21% 23% 17% 9% $63.6 $44.9 $49.0 $35.2 $19.2 Regions Conventional/Co-op Seniors Housing Manufactured Housing Student Housing $1 $0 $0 $52 ($4) ($2) ($3) ($37) ($7) $0 $7 ($56) 0.07% 0.00% 0.00% 0.08% 100% 100% 98% 95% 2% 3% 6% 89% $4.7 $5.7 $12.3 $189.1 Asset Class (1) (2) (3) (4) (5) (2) (3) (3) (4) (3)(1)As of December 31, 2015 (5)

2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% Se rio us De linq ue nc y R ate 0.32% 0.30% 0.24% 0.10% 0.05% 0.07% 0.71% 0.63% 0.59% 0.44% 0.55% 0.34% 0.15% 0.21% 0.09% 0.24% 0.56% 0.50% 0.04% 0.06% 1.36% 1.20% 0.18%0.15% 0.37% 0.09% 0.39% 0.92% 0.08% 0.07%0.05% Multifamily Total Serious Delinquency Rate DUS Serious Delinquency Rate Non-DUS Serious Delinquency Rate Serious Delinquency Rates of Multifamily Book of Business Multifamily loans are classified as seriously delinquent when payment is 60 days or more past due. Serious delinquency rate represents the year-end percentage of unpaid principal balance that is seriously delinquent as of December 31 for the time periods noted. Under the Delegated Underwriting and Servicing, or DUS, program, Fannie Mae acquires individual, newly originated mortgages from specialy approved DUS lenders using DUS underwriting standards and/or DUS loan documents. Because DUS lenders generaly share the risk of loss with Fannie Mae, they are able to originate, underwrite, close and service most loans without our pre-review. 21 (1) (2) . (1) (2)

Acquisition Year 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 0 20 40 UP B ( $B ) $9 $20 $19 $33 $19 $24 $22 $46 $34 $19 $17 $24 $33 $29 $29 $42 DUS/Non-DUS Acquisition Unpaid Principal Balance ($B) DUS Non-DUS 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 -0.5% 0.0% 0.5% 1.0% 1.5% 2.0% Cr ed it L os s R ate -0.4% 0.7% 0.6% 0.3% 0.2% 0.3% 0.2% 0.0% 0.1%0.2% 0.0% 0.1% 0.4% 0.0% 0.3% 0.5% 0.0% 0.3% 0.9% 0.2% 0.8% 1.3% 0.9% 1.1% 0.8% 1.4% 1.0% 0.3% 0.1% 0.3% 0.1% 0.1% 0.0% 0.0% 0.0% 0.0% 0.0% DUS/Non-DUS Cumulative Credit Loss Rates through December 31, 2015 DUS Credit Loss Rate Non-DUS Credit Loss Rate Multifamily Credit Loss Rate Cumulative Credit Loss Rates of Multifamily Guaranty Book of Business by Acquisition Year Cumulative credit loss rate is the cumulative credit losses (gains) through December 31, 2015 on the loans that were acquired in the applicable period, as a percentage of the total acquired unpaid principal balance in the applicable period. Acquisition unpaid principal balance represents the total Multifamily volume acquired through purchase or securitization transactions for the applicable year. 22 (1) (2) (1) (2)